UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 1, 2008

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street
Lynbrook, NY  11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 8.01    OTHER

On February 1, 2008, the Estate of Edwin H. Wegman sold an aggregate of 344,114 shares of the Company’s common stock, par value $0.001, at a purchase price of $12.00 per share to certain private investors (the “Sales”).  The Estate used certain of the proceeds of the Sales to repay the loan owed to the Company by Edwin H. Wegman, the Company’s former chief executive officer.  The loan repayment amount was $1,116,558.00, which represents the principal amount owed and accrued interest through January 31, 2008.

A press release announcing the Sales is attached hereto as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release dated February 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2008	BIOSPECIFICS TECHNOLOGIES CORP. —————————————————— (Registrant) /s/ Thomas L. Wegman
—————————————————— Thomas L. Wegman President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 5, 2008